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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2004

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)

22 VICTORIA STREET
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

(Registrant's telephone number, including area code) 441-295-2244

(Former name or former address, if changed since last report) Not Applicable

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99
News release dated May 4, 2004 regarding first quarter 2004 consolidated earnings.

ITEM 12. Results of Operations and Financial Condition

        On May 4, 2004, the registrant announced its consolidated earnings for the three months ended March 31, 2004. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
By:	/s/ EDWIN S. HETHERINGTON
	Name:	Edwin S. Hetherington
	Title	Secretary

        Date: May 4, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated May 4, 2004

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX